UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM 8K
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   January 7, 1999

NAVIDEC, INC.
          (Exact name of registrant as specified in its charter)

               COLORADO                                   33-0502730
               --------                                   ----------
           (State or other                                (Employer
           jurisdiction of                            Identification No.)
           incorporation)

              14 INVERNESS DRIVE, SUITE F-116, ENGLEWOOD, CO 80112
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303-790-7565

Securities registered pursuant to Section 12(b) of the Act:         None

Securities registered pursuant to Section 12(g) of the Act:

                            COMMON STOCK NO PAR VALUE
                                 Title of Class

APPLICABLE ONLY TO CORPORATE ISSUERS:

     As of December 31, 1998, Registrant had 4,708,221 shares of common stock outstanding.

                                  NAVIDEC, INC.
                                  -------------
                                      INDEX
                                      -----


PART I. OTHER EVENTS
--------------------

        Item 1.  Private Placement

PART II. FINANCIAL INFORMATION
------------------------------

        Item 1.  Financial Statements

                 Balance Sheets as of November 30, 1998 and December 31, 1997

                 Statements of Operations, Eleven months ended November 30, 1998

PART III. SIGNATURES
--------------------

        Item 1.  Signatures

PART II. - OTHER EVENTS
-----------------------

     On October 10, 1998 Navidec Inc. (the "Company") commenced a private offering of 700,000 shares of Common Stock. On November 24, 1998 the Company closed such private offering with respect to 700,000 shares. The Total gross proceeds received by the Company was $1,305,000.

PART II - FINANCIAL INFORMATION
-------------------------------
Item 1.  Financial Statements
                                  NAVIDEC, INC.
                                  -------------
                                 BALANCE SHEETS
                                 --------------

                                                  November 30,   December 31,
                                                      1998           1997
                                                  ------------   ------------
                                     ASSETS

CURRENT ASSETS:
Cash and cash equivalents                         $   915,000    $   369,000
Accounts Receivable:
  Trade net of $50,000 allowance
    for doubtful accounts                           1,403,000        726,000
Retainage                                                   0         21,000
Cost and estimated earnings in
   excess of billing                                  355,000        106,000
Notes Receivable                                       14,000         60,000
Inventory                                             555,000        549,000
Prepaid expenses and other current assets             237,000         86,000
                                                  -----------    -----------
Total current assets                              $ 3,479,000    $ 1,917,000

PROPERTY AND EQUIPMENT, net                           972,000        713,000
OTHER ASSETS
Restricted certificate of deposit                           0        300,000
Intangibles, net                                       84,000        169,000
                                                  -----------    -----------
Total Assets                                      $ 4,535,000    $ 3,099,000
                                                  ===========    ===========

                      LIABILITIES AND STOCKHOLDERS EQUITY
CURRENT LIABILITIES
Current portion of capital
  lease obligations                               $    37,000    $    37,000
Notes payable                                               0         63,000
Accounts payable                                    1,095,000        778,000
Lines Payable                                         989,000        190,000
Other accrued liabilities                             194,000        171,000
                                                  -----------    -----------
Total current liabilities                         $ 2,315,000    $ 1,239,000

CAPITAL LEASE OBLIGATIONS,
net current portion                                    62,000         95,000
NOTES PAYABLE,
net current portion                                         0        215,000

STOCKHOLDERS  EQUITY
Common stock, no par value;
 20,000,000 shares authorized
 3,301,000 and 3,201,000 shares
 issued and outstanding                           $ 9,637,000    $ 6,768,000
Accumulated deficit                                (7,479,000)    (5,218,000)
                                                  -----------    -----------
Total stockholders
  equity (deficit)                                $ 2,158,000    $ 1,550,000
TOTAL LIABILITIES and
STOCKHOLDERS  EQUITY                              $ 4,535,000    $ 3,099,000
                                                  ===========    ===========


              See accompanying notes to these financial statements.

                                  NAVIDEC, INC.
                            STATEMENTS OF OPERATIONS


                               For the Ten Months
                             Ended November 30,1998



NET SALES                                                           $ 7,093,000
     Cost of Sales                                                    4,638,000
                                                                    -----------
GROSS MARGIN                                                        $ 2,455,000

     Operating Expenses                                               4,685,000
                                                                    -----------
OPERATING INCOME (LOSS)                                             $(2,230,000)

OTHER INCOME (EXPENSES)
  Interest, net                                                         (31,000)
  Other                                                                       0
                                                                    -----------

  Other, net                                                        $   (31,000)

NET INCOME (LOSS)                                                   $(2,261,000)
                                                                    ===========


NET LOSS PER SHARE                                                  $      (.67)

WEIGHTED AVERAGE COMMON SHARES
AND EQUIVALENTS OUTSTANDING                                           3,399,000

             See accompanying notes to these financial statements.
                                                                               5

                          NOTES TO FINANCIAL STATEMENTS


     UNAUDITED FINANCIAL STATEMENTS
     The unaudited financial statements and related notes to the financial statements presented herein have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations. The accompanying financial statements were prepared in accordance with the accounting policies used in the preparation of the Company's audited financial statements included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, and should be read in conjunction with such financial statements and notes thereto.

     In the opinion of management, all adjustments (consisting only of normal recurring adjustments) which are necessary for a fair presentation of operating results for the interim periods presented have been made.

     STOCKHOLDERS' EQUITY
     Public Stock Offering - On February 14, 1997, the Company completed an initial public stock offering of 1,000,000 Units (comprised of 1,000,000 shares of common stock and warrants for the purchase of 1,000,000 shares of common stock) which provided gross proceeds to the Company of approximately $4,555,000. Simultaneous with the offering convertible debenture holders converted $1,438,000 in convertible notes into common stock and warrants. Included in the 1,000,000 Units are 245,000 shares of common stock offered by the holders of the unsecured subordinated convertible promissory notes. Each warrant allows the holder to purchase one share of common stock at an exercise price of $7.20 for a period of five years after the date of the offering. The warrants are redeemable by the Company at $.05 per warrant upon 30 days notice if the market price of the common stock for 20 consecutive trading days within the 30-day period preceding the date the notice is given equals or exceeds $8.40. The Company also sold to the underwriter at the close of the public offering underwriters warrants, at a price of $0.001 per warrant, to purchase 100,000 shares of common stock exclusive of the over-allotment. The underwriters warrants are exercisable for 4 years beginning in February 1998 at $7.38 per share.

     Stock Split - During 1996, the Company declared a 1 for 2 reverse stock split and 510.2041 to 1 stock split. The Company also declared a .85 for 1 reverse stock split which became effective upon the initial public offering in February 1997. All common stock reflected in the financial statements and accompanying notes reflect the effect of the split and reverse split.

     Private Placement - From November 1997 to April 1998, the Company raised additional capital in a private placement offering of 594,500 units at $4.50 per unit (comprised of 594,500 shares of common stock and warrants for the purchase of 594,500 shares of common stock) which provided gross proceeds to the Company of approximately $2,229,750. Each warrant allows the holder to purchase one share of common stock at an exercise price of $7.20 for a period extending through February 10, 2002. The warrants are redeemable by the Company at $.05 per warrant upon 30 days notice if the market price of the Company's common stock for 20 consecutive trading days within the 30 day period preceding the date the notice is given equals or exceeds $8.40. Offering costs associated with the private placement included sales commissions and non-accountable expenses totaling 13% of the proceeds of the offering, as well as placement agent warrants to purchase 59,450 units for 5 years from the date of closing at $4.50 per unit. In addition, the Company agreed to issue any broker or registered agent who placed four or more units (consisting of 6,000 units or $27,000 each) one broker warrant for each $20 sold. During the private placement the Company issued 121,613 warrants to brokers or registered agents. This offering was made pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended, as an offering not involving any public offering solely to accredited and not more than 35 sophisticated investors.

     From October 1998 to November 1998, the Company raised additional capital in a private placement offering of 700,000 shares at $2.00 per share of common stock which provided gross proceeds to the Company of approximately $1,305,000. Offering costs associated with the private placement included sales commissions totaling 8% of the proceeds of the offering. In addition, the Company agreed to issue any broker or registered agent who placed fifty thousand or more shares one broker warrant for each $20 sold. During the private placement the Company issued 48,000 warrants to brokers or registered agents. This offering was made pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended, as an offering not involving any public offering solely to accredited and not more than 35 sophisticated investors.


COMPREHENSIVE INCOME

     In June, 1997 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No 130, Reporting Comprehensive Income ("FAS 130"). FAS 130, which is effective for fiscal years beginning after December 15, 1997, defines comprehensive income as all changes in shareholder equity exclusive of transactions with owners, such as capital investments. Comprehensive income includes net income or loss, changes in certain assets and liabilities that are reported directly in equity such as translation adjustments on investments in foreign subsidiaries, and certain changes in minimum pension liabilities. The Company's comprehensive income
     (loss) was equal to its net income (loss) for the three and nine month periods ended September 30, 1998 and 1997.

NOTES PAYABLE

     Notes payable at November 30, 1998, consists of the following:

     Note  payable to a VSI Holdings Inc at 9% per
     annum  due  and  Payable  upon   maturity  on
     December  31,  1998,  collateralized  by  the
     assets of the company.                                           $800,000


PART III. SIGNATURES
--------------------

Item 1. Signatures

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NAVIDEC, INC.
                                    -------------


Date:  January 5, 1999              By      /S/ RALPH ARMIJO
                                            ------------------------------------
                                            Ralph Armijo
                                            President and CEO


                                    By      /S/ PAT MAWHINNEY
                                            ------------------------------------
                                            Pat Mawhinney
                                            Chief Financial Officer